UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05742

Name of Fund:  BlackRock Funds

BlackRock Exchange Portfolio

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2016

Date of reporting period: 12/31/2016

Item 1 – Report to Stockholders

DECEMBER 31, 2016

ANNUAL REPORT	BLACKROCK®

BlackRock Exchange Portfolio	of BlackRock FundsSM

Not FDIC Insured ◾ May Lose Value ◾ No Bank Guarantee

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are also available on BlackRock’s website.

TO ENROLL IN ELECTRONIC DELIVERY:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1. Access the BlackRock website at blackrock.com

2. Select “Access Your Account”

3. Next, select “eDelivery” in the “Related Resources” box and follow the sign-up     instructions

2	BLACKROCK EXCHANGE PORTFOLIO	DECEMBER 31, 2016

The Markets in Review

Dear Shareholder,

The year 2016 started on a fraught note with worries about slowing growth in China, plunging oil prices and sliding share prices. Then reflationary expectations in the United States helped drive a second-half global growth pick-up and big market reversals. As such, higher-quality asset classes such as Treasury bonds, municipals and investment grade credit prevailed in the first half of the year, only to struggle in the second. In contrast, risk assets sold off at the start of the year and rebounded in the latter half, with some asset classes posting strong year-end returns.

A key takeaway from 2016’s market performance is that economics can trump politics. The global reflationary theme – governments taking policy action to support growth – was the dominant driver of 2016 asset returns, outweighing significant political upheavals and uncertainty. This trend accelerated after the U.S. election on expectations for an extra boost to U.S. growth via fiscal policy.

Markets were remarkably resilient during the year. Spikes in equity volatility after big surprises such as the U.K.’s vote to leave the European Union and the outcome of the U.S. presidential election were short-lived. Instead, political surprises and initial sell-offs were seized upon as buying opportunities. We believe this reinforces the case for taking the long view rather than reacting to short-term market noise.

Asset returns varied widely in 2016. Perceived safe assets such as government bonds and low-volatility shares underperformed the higher-risk areas of the market. And the reversal of longstanding trends created opportunities, such as in the recovery of value stocks and commodities.

We expect some of these trends to extend into 2017 and see the potential for more flows into risk assets this year. Learn more by reading our market insights at blackrock.com.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2016
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	7.82%	11.96%
U.S. small cap equities (Russell 2000® Index)	18.68	21.31
International equities (MSCI Europe, Australasia, Far East Index)	5.67	1.00
Emerging market equities (MSCI Emerging Markets Index)	4.49	11.19
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.18	0.33
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	(7.51)	(0.16)
U.S. investment-grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(2.53)	2.65
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(3.43)	0.77
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	7.40	17.13

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of December 31, 2016

Investment Objective

BlackRock Exchange Portfolio’s (the “Fund”) investment objective is long-term growth of capital and consequent long-term growth of income.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended December 31, 2016, the Fund outperformed its benchmark, the S&P 500® Index.

What factors influenced performance?

•

In sector terms, consumer staples and industrials were the largest contributors to performance relative to the benchmark index. Underweight exposures to beverages and food & staples retailing had the most positive impact in consumer staples. Adding the most value within industrials were holdings in aerospace & defense and machinery, specifically General Dynamics Corp. and Caterpillar Inc.

•

Financials was an additional source of strength in the 12 months. Diversified financial services holding Berkshire Hathaway Inc. and JPMorgan Chase & Co. were top contributors in the sector and the portfolio overall.

•	Elsewhere, an underweight to the consumer discretionary sector proved advantageous, as did positioning in health care, where absence in bio-technology was most beneficial.
•

Conversely, telecommunication services detracted in the 12-month period, with zero exposure to AT&T Inc. and the position in Vodafone Group PLC having the most negative impact in the sector. Absence in materials and utilities also weighed on returns.

•

In stock specifics, the Fund’s positions in pharmaceutical names Novartis AG and AstraZeneca PLC were the largest single detractors in the reporting period. The position in multiline retailer Target Corp. hurt as well.

Describe recent portfolio activity.

•

The Fund’s sector positioning was relatively stable through the 12-month period. The most notable increase in weighting was within financials, followed by energy. By contrast, industrials, consumer discretionary, consumer staples and health care all saw declines.

Describe portfolio positioning at period end.

•

As of period end, the Fund’s largest sector overweight relative to the S&P 500® Index was in financials, followed by energy, consumer staples and health care. The largest underweights were in consumer discretionary and information technology.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Net Assets

Berkshire Hathaway, Inc., Class B	12%
Microsoft Corp.	11
American Express Co.	9
General Dynamics Corp.	8
Schlumberger Ltd.	7
JPMorgan Chase & Co.	6
Johnson & Johnson	5
Exxon Mobil Corp.	4
Procter & Gamble Co.	4
Pfizer, Inc.	4

Sector Allocation	Percent of Net Assets

Financials	27%
Health Care	17
Information Technology	15
Consumer Staples	13
Industrials	12
Energy	12
Consumer Discretionary	3
Telecommunication Services	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

4	BLACKROCK EXCHANGE PORTFOLIO	DECEMBER 31, 2016

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs and other operating expenses, including investment advisory fees and administration fees, if any.

[2]	The Fund normally invests largely in a diversified and supervised portfolio of common stocks or convertible securities. Shares of the Fund are not currently available for purchase.

[3]	An unmanaged index that covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

Performance Summary for the Period Ended December 31, 2016
		Average Annual Total Returns[4]
	6-Month Total Returns	1 Year	5 Years	10 Years
BlackRock Shares	8.89%	13.82%	11.26%	6.22%
S&P 500® Index	7.82	11.96	14.66	6.95

[4]	See “About Fund Performance” on page 6 for a detailed description of performance related information.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example
	Actual			Hypothetical[6]
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period[5]	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period[5]	Annualized Expense Ratio
BlackRock Shares	$1,000.00	$1,088.90	$3.26	$1,000.00	$1,022.02	$3.15	0.62%

[5]

For the BlackRock Shares of the Fund, expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.
See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK EXCHANGE PORTFOLIO	DECEMBER 31, 2016	5

About Fund Performance
•

BlackRock Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are not currently available for purchase. These shares are only available through distribution reinvestments by current holders.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 5 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2016 and held through December 31, 2016) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK EXCHANGE PORTFOLIO	DECEMBER 31, 2016

Schedule of Investments December 31, 2016	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 8.4%
General Dynamics Corp.	83,872	$14,481,339
Banks — 6.3%
JPMorgan Chase & Co.	124,728	10,762,779
Consumer Finance — 8.5%
American Express Co.	197,072	14,599,094
Diversified Financial Services — 12.1%
Berkshire Hathaway, Inc., Class B (a)	127,112	20,716,714
Diversified Telecommunication Services — 0.5%
Verizon Communications, Inc.	16,950	904,791
Electronic Equipment, Instruments & Components — 0.3%
Keysight Technologies, Inc. (a)	14,874	543,942
Energy Equipment & Services — 6.5%
Schlumberger Ltd.	132,988	11,164,343
Food & Staples Retailing — 1.1%
Wal-Mart Stores, Inc.	27,424	1,895,547
Food Products — 2.3%
Kraft Heinz Co.	17,761	1,550,890
Mondelez International, Inc., Class A	53,285	2,362,124

		3,913,014
Household Products — 4.2%
Procter & Gamble Co.	85,822	7,215,914
Industrial Conglomerates — 3.6%
General Electric Co.	194,970	6,161,052
IT Services — 3.2%
Visa, Inc., Class A	39,748	3,101,139
Western Union Co.	110,548	2,401,102

		5,502,241

Common Stocks	Shares	Value
Multiline Retail — 2.9%
Target Corp.	69,580	$5,025,763
Oil, Gas & Consumable Fuels — 5.1%
BP PLC — ADR	31,546	1,179,189
Exxon Mobil Corp.	83,691	7,553,950

		8,733,139
Pharmaceuticals — 17.4%
AstraZeneca PLC — ADR	128,000	3,496,960
Johnson & Johnson	80,592	9,285,004
Merck & Co., Inc.	68,117	4,010,048
Novartis AG — ADR	89,681	6,532,364
Pfizer, Inc.	204,166	6,631,312

		29,955,688
Software — 11.1%
Microsoft Corp.	308,263	19,155,463
Tobacco — 5.7%
Altria Group, Inc.	77,000	5,206,740
Philip Morris International, Inc.	50,136	4,586,943

		9,793,683
Wireless Telecommunication Services — 0.5%
Vodafone Group PLC — ADR	35,155	858,837
Total Long-Term Investments (Cost — $23,367,732) — 99.7%		171,383,343

Short-Term Securities
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.36% (b)(c)	305,903	305,903
Total Short-Term Securities (Cost — $305,903) — 0.2%		305,903
Total Investments (Cost — $23,673,635) — 99.9%		171,689,246
Other Assets Less Liabilities — 0.1%		164,126

Net Assets — 100.0%		$171,853,372

Portfolio Abbreviation
ADR	American Depositary Receipts

See Notes to Financial Statements.

BLACKROCK EXCHANGE PORTFOLIO	DECEMBER 31, 2016	7

Schedule of Investments (concluded)

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	During the year ended December 31, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2015	Net Activity	Shares Held at December 31, 2016	Value at December 31, 2016	Income		Realized Gain

BlackRock Liquidity Funds, TempFund, Institutional Class	1,496,844	(1,496,844)	—	—	$3,841		—
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	305,903	305,903	$305,903	1,796		$11
SL Liquidity Series, LLC, Money Market Series	—	—	—	—	67	[1]	—
Total				$305,903	$5,704		$11

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	Current yield as of period end.

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$171,383,343	—	—	$171,383,343
Short-Term Securities	305,903	—	—	305,903

Total	$171,689,246	—	—	$171,689,246

[1]	See above Schedule of Investments for values in each industry.

During the year ended December 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

8	BLACKROCK EXCHANGE PORTFOLIO	DECEMBER 31, 2016

Statement of Assets and Liabilities

December 31, 2016

Assets
Investments at value — unaffiliated (cost $23,367,732)	$171,383,343
Investments at value — affiliated (cost $305,903)	305,903
Receivables:
Dividends — affiliated	580
Dividends — unaffiliated	334,710
From the Manager	481
Prepaid expenses	725

Total assets	172,025,742

Liabilities
Bank overdraft	5,097
Payables:
Capital shares redeemed	25,894
Investment advisory fees	71,610
Officer’s and Trustees’ fees	3,271
Other accrued expenses	15,030
Other affiliates	7,258
Printing fees	8,676
Professional fees	35,534

Total liabilities	172,370

Net Assets	$171,853,372

Net Assets Consist of
Paid-in capital	$23,797,617
Undistributed net investment income	40,144
Net unrealized appreciation (depreciation)	148,015,611

Net Assets	$171,853,372

BlackRock Shares — Based on net assets of $171,853,372 and 185,468 shares outstanding, unlimited shares authorized, $0.001 par value	$926.59

See Notes to Financial Statements.

BLACKROCK EXCHANGE PORTFOLIO	DECEMBER 31, 2016	9

Statement of Operations

Year Ended December 31, 2016
Investment Income
Dividends — unaffiliated	$4,499,906
Dividends — affiliated	5,637
Securities lending — affiliated — net	67
Foreign taxes withheld	(36,562)

Total investment income	4,469,048

Expenses
Investment advisory	862,351
Administration	107,794
Professional	48,387
Accounting services	41,355
Printing	19,456
Officer and Trustees	14,044
Custodian	12,205
Transfer agent	8,123
Miscellaneous	9,095

Total expenses	1,122,810
Less:
Fees waived by the Manager	(14,319)
Administration fees waived	(34,300)
Transfer agent fees waived	(1,155)
Transfer agent fees reimbursed	(3,647)

Total expenses after fees waived and/or reimbursed	1,069,389

Net investment income	3,399,659

Realized and Unrealized Gain (Loss)
Net realized gain from:
In-kind redemptions[1]	18,298,659
Capital gain distributions from investment companies — affiliated	11

18,298,670

Net change in unrealized appreciation (depreciation) on investments	542,043

Net realized and unrealized gain	18,840,713

Net Increase in Net Assets Resulting from Operations	$22,240,372

[1] See Note 2 in the Notes to Financial Statements.

See Notes to Financial Statements.

10	BLACKROCK EXCHANGE PORTFOLIO	DECEMBER 31, 2016

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2016	2015

Operations
Net investment income	$3,399,659	$2,697,013
Net realized gain from investment transactions	11	1,932,628
Net realized gain from in-kind redemption transactions	18,298,659	1,789,117
Net change in unrealized appreciation (depreciation)	542,043	(11,231,146)

Net increase (decrease) in net assets resulting from operations	22,240,372	(4,812,388)

Distributions to Shareholders[1]
From net investment income	(3,403,208)	(3,364,009)

Capital Share Transactions
Shares issued in reinvestment of distributions	917,925	898,178
Shares redeemed	(21,666,697)	(4,294,376)

Net decrease in net assets derived from capital share transactions	(20,748,772)	(3,396,198)

Net Assets
Total decrease in net assets	(1,911,608)	(11,572,595)
Beginning of year	173,764,980	185,337,575

End of year	$171,853,372	$173,764,980

Undistributed net investment income, end of year	$40,144	$43,682

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK EXCHANGE PORTFOLIO	DECEMBER 31, 2016	11

Financial Highlights

	BlackRock
	Year Ended December 31,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$830.25	$869.35	$807.83	$641.74	$602.01

Net investment income[1]	16.98	12.82	15.74	10.34	12.28
Net realized and unrealized gain (loss)	97.45	(35.82)	67.02	169.10	41.77

Net increase (decrease) from investment operations	114.43	(23.00)	82.76	179.44	54.05

Distributions:[2]
From net investment income	(18.09)	(16.10)	(21.15)	(13.33)	(14.32)
From net realized gain	—	—	(0.09)	(0.02)	—

Total distributions	(18.09)	(16.10)	(21.24)	(13.35)	(14.32)

Net asset value, end of year	$926.59	$830.25	$869.35	$807.83	$641.74

Total Return[3]
Based on net asset value	13.82%	(2.65)%	10.27%[4]	28.07%[5]	8.90%

Ratios to Average Net Assets
Total expenses	0.65%	1.04%	1.12%	1.12%	0.74%

Total expenses after fees waived and/or reimbursed	0.62%	1.00%[6]	1.08%[7]	1.07%[7]	0.69%[6]

Net investment income	1.97%	1.50%	1.86%	1.40%	1.91%

Supplemental Data
Net assets, end of year (000)	$171,853	$173,765	$185,338	$183,769	$160,961

Portfolio turnover rate	—	—	—	2%	6%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 10.26%.

[5]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 28.06%.

[6]	Includes federal income taxes. Excluding such tax expense, total expenses after fees waived and/or reimbursed would have been 0.62%.

[7]	Includes excise tax and federal income taxes. Excluding such tax expense, total expenses after fees waived and/or reimbursed would have been 0.62%.

See Notes to Financial Statements.

12	BLACKROCK EXCHANGE PORTFOLIO	DECEMBER 31, 2016

Notes to Financial Statements

1. Organization:

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. These financial statements relate to one series of the Trust, BlackRock Exchange Portfolio (the “Fund”). The Fund is classified as diversified.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

In-Kind Redemptions: The Fund transferred securities and cash to shareholders in connection with an in-kind redemption transaction. For financial reporting purposes, these transactions were treated as a sale of securities and the resulting gains and losses were recognized based on the market value of the securities on the date of the redemption. For the year ended December 31, 2016, the Fund had in-kind redemptions of $20,246,183. For tax purposes, no gains or losses were recognized. Net gains and losses resulting from such in-kind redemptions are shown in the Statement of Operations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The Fund’s current practice is to retain long-term capital gains, if any, and to pay federal taxes thereon at corporate tax rates on behalf of the shareholders. For federal income tax purposes, each shareholder will be required to include their proportionate share of the retained capital gains in income and are entitled to report a credit for their share of the tax paid by the Fund.

Recent Accounting Standard: In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statement of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Fund’s presentation in the Statement of Cash Flows.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or

BLACKROCK EXCHANGE PORTFOLIO	DECEMBER 31, 2016	13

Notes to Financial Statements (continued)

pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include Market approach, Income approach and Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by private companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

14	BLACKROCK EXCHANGE PORTFOLIO	DECEMBER 31, 2016

Notes to Financial Statements (continued)

4. Securities and Other Investments:

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets.

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.50%
$1 Billion - $3 Billion	0.47%
$3 Billion - $5 Billion	0.45%
$5 Billion - $10 Billion	0.44%
Greater than $10 Billion	0.43%

BLACKROCK EXCHANGE PORTFOLIO	DECEMBER 31, 2016	15

Notes to Financial Statements (continued)

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million - $1 Billion	0.0400%
$1 Billion - $2 Billion	0.0375%
$2 Billion - $4 Billion	0.0350%
$4 Billion - $13 Billion	0.0325%
Greater than $13 Billion	0.0300%

In addition, the Manager charges the BlackRock share class an administration fee, which is shown as administration in the Statement of Operations, at an annual rate of 0.02% of the average daily net assets of the BlackRock share class.

The Manager may have, at its discretion, voluntarily waived all or any portion of its administration fees for the Fund which are shown as administration fees waived on the Statement of Operations.

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the year ended December 31, 2016, the Fund waived the Manager $1,155 for costs incurred in running the call center, which are included in transfer agent in the Statement of Operations.

Expense Limitations, Waivers, Reimbursements and Recoupments: With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitation as a percentage of average daily net assets is 0.62%.

The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to May 1, 2017, unless approved by the Board, including a majority of the non-interested trustees, who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund.

These amounts waived or reimbursed are included in fees waived by the Manager, and shown as administration fees waived, transfer agent fees waived and transfer agent fees reimbursed, respectively, in the Statement of Operations. For the year ended December 31, 2016, the amount included in fees waived by the Manager was $13,197.

With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). This amount is included in fees waived by the Manager in the Statement of Operations. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation caps, as applicable, will be reduced by the amount of the affiliated money market fund waiver. For the year ended December 31, 2016, the amount waived was $1,122.

Effective September 1, 2016, the Manager voluntarily agreed to waive its advisory fee with respect to any portion of Fund’s assets invested in affiliated equity or fixed-income mutual funds or affiliated exchange-traded funds that have a contractual management fee. Prior to September 1, 2016, the Manager did not waive such fee. This voluntary waiver may be reduced or discontinued at any time without notice.

With respect to the contractual expense caps, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense cap for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of the following expenses:

(a)	The amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement.

16	BLACKROCK EXCHANGE PORTFOLIO	DECEMBER 31, 2016

Notes to Financial Statements (continued)

(b)	The amount by which the expense cap for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that:

•	The Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year; and

•	The Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

In the event the expense cap for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived and/or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense cap for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense cap for that share class.

On December 31, 2016, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expires December 31,
	2017	2018
Fund Level	$33,296	$13,197
BlackRock	$45,531	$39,103

Fund level and BlackRock share class waivers of $35,408 and $55,478, respectively, previously recorded by the Fund, which were subject to recoupment by the Manager, expired on December 31, 2016.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent. Pursuant to a securities lending agreement, BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to such agreement, the Fund retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income.

The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Statements of Operations. For the year ended December 31, 2016, the Fund paid BIM $17 for securities lending agent services.

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Officer and Trustees in the Statement of Operations.

6. Purchases and Sales:

For the year ended December 31, 2016, sales of investments, excluding short-term securities, were $20,246,183, all of which was representing in-kind redemptions. For the year ended December 31, 2016, there were no purchases.

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. The Fund’s current practice is to retain long-term capital gains, if

BLACKROCK EXCHANGE PORTFOLIO	DECEMBER 31, 2016	17

Notes to Financial Statements (continued)

any, and to pay federal taxes thereon at corporate tax rates on behalf of the shareholders. For federal income tax purposes, shareholders will be required to include their proportionate share of the retained capital gains in income and are entitled to report a credit for their share of the tax paid by the Fund.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2016. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2016, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to redemption in-kind transactions, were reclassified to the following accounts:

Paid-in capital	$18,298,659
Undistributed net investment income	$11
Undistributed net realized gain	$(18,298,670)

The tax character of distributions paid was as follows:

	12/31/16	12/31/15
Ordinary income	$3,403,208	$3,364,009

As of period end, the tax components of accumulated net earnings (losses) were as follows:

Undistributed ordinary income	$40,144
Net unrealized gains[1]	146,945,094

Total	$146,985,238

[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the basis differences on contributed securities.

As of December 31, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$24,744,152

Gross unrealized appreciation	$146,945,094
Gross unrealized depreciation	—

Net unrealized appreciation	$146,945,094

8. Bank Borrowings:

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Prior to April 21, 2016, the credit agreement had a fee per annum of 0.06% on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2016, the Fund did not borrow under the credit agreement.

18	BLACKROCK EXCHANGE PORTFOLIO	DECEMBER 31, 2016

Notes to Financial Statements (concluded)

9. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

On October 11, 2016, BlackRock implemented certain changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

Concentration Risk: As of period end, the Fund invested a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

10. Capital Share Transactions:

Transactions in BlackRock Shares were as follows:

	Year Ended December 31, 2016	Year Ended December 31, 2015
Shares issued in reinvestment of distributions	1,003	1,073
Shares redeemed	(24,827)[1]	(4,972)[2]
Net decrease	(23,824)	(3,899)

[1]	Including (23,192) representing in-kind redemptions.

[2]	Including (2,419) representing in-kind redemptions.

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK EXCHANGE PORTFOLIO	DECEMBER 31, 2016	19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock FundsSM and Shareholders of BlackRock Exchange Portfolio:

We have audited the accompanying statement of assets and liabilities of BlackRock Exchange Portfolio (the “Fund”), a series of BlackRock Funds, including the schedule of investments, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Exchange Portfolio as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

February 23, 2017

Important Tax Information (Unaudited)

During the fiscal year ended December 31, 2016, all of the ordinary income distributions paid by BlackRock Exchange Portfolio qualify for the dividends received deduction for corporations and consist entirely of qualified dividend income for individuals.

20	BLACKROCK EXCHANGE PORTFOLIO	DECEMBER 31, 2016

Officers and Trustees

Equity Liquidity Fund Trustees1

Name, Address[2] and Year of Birth	Position(s) Held with the Trust	Length of Time Served[4]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Trustees[3]
Rodney D. Johnson 1941	Chair of the Board and Trustee	Since 2007	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011; Director, The Mainstay (non-profit) since 2016.	26 RICs consisting of 146 Portfolios	None
Susan J. Carter 1956	Trustee	Since 2016	Director, Pacific Pension Institute since 2014; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest since 2015; Advisory Board Member, Bridges Ventures since 2016; Trustee, Financial Accounting Foundation since 2017.	26 RICs consisting of 146 Portfolios	None
Collette Chilton 1958	Trustee	Since 2015	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	26 RICs consisting of 146 Portfolios	None
Neil A. Cotty 1954	Trustee	Since 2016	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer, from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	26 RICs consisting of 146 Portfolios	None
Cynthia A. Montgomery 1952	Trustee	Since 2007	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012.	26 RICs consisting of 146 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Trustee	Since 2007	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	26 RICs consisting of 146 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy, Inc.
Robert C. Robb, Jr. 1945	Trustee	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981 and Principal since 2010.	26 RICs consisting of 146 Portfolios	None
Mark Stalnecker 1951	Trustee	Since 2015	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee, Winterthur Museum and Country Estate from 2001 to 2015; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System since 2009; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director, SEI Private Trust Co. from 2001 to 2014.	26 RICs consisting of 146 Portfolios	None

BLACKROCK EXCHANGE PORTFOLIO	DECEMBER 31, 2016	21

Officers and Trustees (continued)

Equity Liquidity Fund Trustees1

Name, Address[2] and Year of Birth	Position(s) Held with the Trust	Length of Time Served[4]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Trustees[3](concluded)
Kenneth L. Urish 1951	Trustee	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	26 RICs consisting of 146 Portfolios	None
Claire A. Walton 1957	Trustee	Since 2016	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group since 2009; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	26 RICs consisting of 146 Portfolios	None
Frederick W. Winter 1945	Trustee	Since 2007	Director, Alkon Corporation since 1992; Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh, Dean and Professor from 1997 to 2005, Professor until 2013.	26 RICs consisting of 146 Portfolios	None
Interested Trustees[5]
Barbara G. Novick 1960	Trustee	Since 2015	Vice Chairman of BlackRock, Inc. since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock, Inc. from 1988 to 2008.	100 RICs consisting of 220 Portfolios	None
John M. Perlowski 1964	Trustee, President and Chief Executive Officer	Since 2015 (Trustee); Since 2010 (President and Chief Executive Officer)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund & Accounting Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Advisory Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	128 RICs consisting of 318 Portfolios	None

[1]    As of February 23, 2017.

[2]    The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[3]    Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board has determined to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

[4]    Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Board in 2007, those Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Rodney D. Johnson, 1995; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

[5]    Ms. Novick and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock and its affiliates. Mr. Perlowski and Ms. Novick are also board members of certain complexes of BlackRock registered open-end and closed-end funds. Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Closed-End Complex, and Ms. Novick is a board member of the BlackRock Closed-End Complex.

22	BLACKROCK EXCHANGE PORTFOLIO	DECEMBER 31, 2016

Officers and Trustees (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served as an Officer	Principal Occupation(s) During Past Five Years
Officers Who Are Not Trustees[2]
Thomas Callahan 1968	Vice President	Since 2016	Managing Director of BlackRock, Inc. since 2013; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.
Jennifer McGovern 1977	Vice President	Since 2014	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.
Neal J. Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer	Since 2015	Director of BlackRock, Inc. since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock, Inc. since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.

[1]    The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]    Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Effective December 31, 2016, David O. Beim and Dr. Matina S. Horner resigned as Trustees of the Trust.

Investment Adviser and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

Custodian The Bank of New York Mellon New York, NY 10286	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Sidley Austin LLP New York, NY 10019

BLACKROCK EXCHANGE PORTFOLIO	DECEMBER 31, 2016	23

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washing-ton, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http:// www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

24	BLACKROCK EXCHANGE PORTFOLIO	DECEMBER 31, 2016

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK EXCHANGE PORTFOLIO	DECEMBER 31, 2016	25

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

EXCH-12/16-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent: Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Exchange Portfolio	$18,738	$18,738	$0	$0	$12,852	$12,852	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,129,000	$2,391,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

2

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Exchange Portfolio	$12,852	$12,852

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,129,000 and $2,391,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

3

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

	(a)(1)	Code of Ethics – See Item 2

	(a)(2)	Certifications – Attached hereto

	(a)(3)	Not Applicable

(b) Certifications – Attached hereto

4

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Funds

Date:	March 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Funds

Date:	March 6, 2017

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Funds

Date:	March 6, 2017

5